SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

______________

December 4, 2002
Date of Report (Date of Earliest Event Reported)

THE GOLDFIELD CORPORATION
(Exact Name of Registrant as Specified in Charter)

          Delaware
(State or Other Jurisdiction
of Incorporation)

1-7525	88-0031580
(Commission	(IRS Employer
File Number)	Identification No.)

100 Rialto Place, Suite 500, Melbourne, Florida	32901
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code                  (321) 724-1700

This Form 8-K/A amends the Current Report on Form 8-K, dated December 4, 2002 and filed December 6, 2002 and provides information that was unavailable at the date of the original filing.

The amended Current Report includes a revised amount of consideration received, which has been changed to include a post-closing adjustment, and the required pro forma financial statements.

Item 2.   Acquisition or Disposition of Assets

        The Goldfield Corporation ("Goldfield") announced on December 4, 2002 that it had completed the previously announced plan to divest its mining operations, which have been reported as a discontinued operation since the first quarter of 2002.  Pursuant to a Stock Purchase Agreement, effective November 30, 2002, between Goldfield and Imagin Minerals, Inc. ("Imagin") (the "Stock Purchase Agreement"), Goldfield sold to Imagin the capital stock of its mining subsidiaries, St. Cloud Mining Company ("St. Cloud") and The Goldfield Consolidated Mines Company ("GVCM").

        Under the terms of the sale, Goldfield received $3,473,613, which includes $2,497,590 (net of post-closing adjustment) in cash paid by the purchaser, $370,210 by transfer to Goldfield of cash balances from the companies sold and the assignment by St. Cloud to Goldfield of $605,813 in outstanding real estate notes receivable.

        The purchase price was determined pursuant to arms-length negotiations between Goldfield and Imagin.  Imagin is an unaffiliated private company headed by Garold Spindler, former President of the Cyprus Amax Coal Company.

Item 7.   Financial Statements and Exhibits

(b) Pro Forma Financial Information

        Effective November 30, 2002, Goldfield sold all of the outstanding shares of its two mining subsidiaries, St. Cloud and GVCM, to Imagin. Under the terms of the sale, Goldfield received $3,473,613, which includes $2,497,590 in cash paid by the purchaser, $370,210 by transfer to Goldfield of cash balances from the subsidiaries sold and the assignment by St. Cloud to Goldfield of $605,813 in outstanding real estate notes receivable.

        The unaudited pro forma consolidated balance sheet as of September 30, 2002 includes the unaudited historical financial position of Goldfield, adjusted for the pro forma effects of the disposition, assuming the disposition occurred on September 30, 2002.

        The unaudited pro forma consolidated statement of operations for the year ended December 31, 2001 includes the audited historical results of operations for Goldfield, adjusted for the pro forma effects of the disposition, assuming the disposition occurred on January 1, 2001.

        The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2002 include the unaudited historical results of operations for Goldfield, adjusted for the pro forma effects of the disposition, assuming the disposition occurred on January 1, 2001.

        The unaudited pro forma consolidated financial statements are not necessarily indicative of the results of operations that would have actually occurred if the disposition had been consummated as of January 1, 2001. These statements should be read in conjunction with Goldfield's historical consolidated financial statements and related notes thereto, in its annual report on Form 10-K for the year ended December 31, 2001 and its quarterly report on Form 10-Q for the quarter ended September 30, 2002.

Item 7. Financial Statements and Exhibits

THE GOLDFIELD CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2002

		Pro Forma
	Historical	Adjustments		Pro Forma

ASSETS
Current assets
Cash and cash equivalents	$ 7,353,375	$ 2,819,103	(a)	$ 10,172,478
Short-term investments	249,880	-		249,880
Accounts receivable and accrued billings	1,315,914	-		1,315,914
Current portion of notes receivable	7,650	23,933	(a)
		14,584	(b)	46,167
Costs and estimated earnings in excess of
billings on uncompleted contracts	722,333	-		722,333
Deferred income taxes	219,476	-		219,476
Residential properties under construction	605,888	-		605,888
Prepaid expenses	741,429	-		741,429
Other current assets	60,648	-		60,648
Current assets of discontinued operations	1,029,706	(1,015,122)	(a)
		(14,584)	(b)	-
Total current assets	12,306,299	1,827,914		14,134,213
Property, buildings and equipment, net	4,692,488	-		4,692,488
Notes receivable, less current portion	24,146	581,384	(a)
		92,914	(b)	698,444
Deferred charges and other assets
Deferred income taxes, less current portion	1,557,402	-		1,557,402
Land and land development costs, less current portion	1,081,090	-		1,081,090
Land held for sale	149,893	-		149,893
Cash surrender value of life insurance	292,125	-		292,125
Other assets	142,357	-		142,357
Total deferred charges and other assets	3,222,867	-		3,222,867
Non-current assets of discontinued operations	2,267,817	(2,174,903)	(a)
		(92,914)	(b)	-
Total assets	$ 22,513,617	$ 234,395		$ 22,748,012

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$ 1,390,308	$ 568,000	(a)
		18,000	(c)	$ 1,976,308
Billings in excess of costs and estimated
earnings on uncompleted contracts	21,569	-		21,569
Note payable to bank	342,350	-		342,350
Income taxes payable	26,512	-		26,512
Current liabilities of discontinued operations	277,606	(259,606)	(a)
		(18,000)	(c)	-
Total current liabilities	2,058,345	308,394		2,366,739

Total liabilities	2,058,345	308,394		2,366,739

Stockholders' equity
Preferred stock, $1 par value per share, 100,000
shares authorized, none issued	-	-		-
Common stock, $.10 par value per share,
40,000,000 shares authorized; 27,570,104 shares issued	2,757,010	-		2,757,010
Capital surplus	18,452,748	-		18,452,748
Accumulated deficit	(680,306)	(73,999)	(a)	(754,305)
Total	20,529,452	(73,999)		20,455,453
Less common stock in treasury, at cost; 156,008 shares	74,180	-		74,180
Total stockholders' equity	20,455,272	(73,999)		20,381,273
Total liabilities and stockholders' equity	$ 22,513,617	$ 234,395		$ 22,748,012

THE GOLDFIELD CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenue
Electrical construction	$ 21,804,496	$ -		$ 21,804,496
Mining	2,016,074	(2,016,074)	(d)	-
Real estate	112,545	-		112,545
Total revenue	23,933,115	(2,016,074)		21,917,041

Costs and expenses
Electrical construction	16,969,631	-		16,969,631
Mining	1,853,197	(1,853,197)	(d)	-
Real estate	95,928	-		95,928
Depreciation and amortization	1,568,679	(243,928)	(d)	1,324,751
General and administrative	2,417,330	(20,634)	(d)	2,396,696
Total costs and expenses	22,904,765	(2,117,759)		20,787,006

Other income, net
Interest income	193,956	(23,563)	(d)
		15,540	(e)	185,933
Interest expense, net	(49,040)	14,884	(d)	(34,156)
Gain on sale of property and equipment	23,726	(16,010)	(d)	7,716
Gain on sale of land	420,014	(420,014)	(d)	-
Other	48,073	(5,445)	(d)	42,628
	636,729	(434,608)		202,121
Income from operations
before income taxes	1,665,079	(332,923)		1,332,156

Income taxes (benefit)	172,313	(113,194)	(g)	59,119

Net income	1,492,766	(219,729)		1,273,037

Preferred stock dividends	13,181	-		13,181

Income from continuing operations before
nonrecurring charges directly attributable
to the disposal of the mining subsidiaries	$ 1,479,585	$ (219,729)		$ 1,259,856

Earnings per share of
common stock
Basic and diluted	$ 0.05			$ 0.05

Weighted average common shares and
equivalents used in the calculations
of earnings per share
Basic	27,298,715			27,298,715
Diluted	27,746,158			27,746,158

THE GOLDFIELD CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenue
Electrical construction	$ 12,877,614			$ 12,877,614
Real estate	5,060,842			5,060,842
Total revenue	17,938,456	-		17,938,456

Costs and expenses
Electrical construction	10,333,579			10,333,579
Real estate	3,657,184			3,657,184
Depreciation and amortization	1,032,302			1,032,302
Selling, general and administrative	2,077,556			2,077,556
Total costs and expenses	17,100,621	-		17,100,621

Other income, net
Interest income	65,322	32,983	(f)	98,305
Interest expense, net	(20,180)			(20,180)
Loss on sale of property and equipment	(64)			(64)
Other	2,451			2,451
Total other income, net	47,529	32,983		80,512

Income from continuing operations
before income taxes	885,364	32,983		918,347

Income taxes	356,713	11,214	(g)	367,927

Net income from continuing operations	$ 528,651	$ 21,769		$ 550,420

Earnings per share of common stock -
basic and diluted	$ 0.02			$ 0.02

Weighted average common shares and
equivalents used in the calculations
of earnings per share
Basic	27,472,403			27,472,403
Diluted	27,603,817			27,603,817

Notes to Unaudited Pro Forma Consolidated Financial Statements

  1)         Basis of presentation

The unaudited pro forma consolidated financial statements reflect the sale of the capital stock of Goldfield's mining subsidiaries.  The unaudited pro forma consolidated balance sheet as of September 30, 2002 reflects Goldfield's financial position as if the sale of the mining subsidiaries occurred on September 30, 2002, and includes pro forma adjustments for the receipt of consideration, accrual of additional disposal related expenses, the disposal of substantially all assets and liabilities of the mining subsidiaries and reclassifying the remaining portion of discontinued operations to continuing operations.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 2001 and the nine months ended September 30, 2002 reflect Goldfield's results of operations for such periods as if Goldfield had disposed of the mining subsidiaries on January 1, 2001, thereby excluding the mining subsidiaries' revenues and expenses and recognizing interest income on the notes receivable portion of the consideration.

No assumption has been made as to Goldfield's intended use of the consideration from the sale.

  2)         Pro forma adjustments

(a)

Reflects the recording of consideration for the sale of the mining subsidiaries in the amount of $3,424,420, which includes $2,497,590 in cash, $321,513 in the transfer to Goldfield of cash balances from the companies sold and the assignment by St. Cloud to Goldfield of $605,317 in outstanding real estate notes receivable. The amounts used for the cash transfer ($321,513) and notes receivable assignments ($605,317) are the historical balances as of September 30, 2002, rather than the actual amounts as of the date of disposal, November 30, 2002. The pro forma adjustments also reflect the disposal of the mining subsidiaries' assets and liabilities, and an accrual for expenses in relation to the disposal of approximately $568,000, which is comprised of $100,000 in employee severance, $100,000 in completion fees, $300,000 in broker commission and $68,000 in other related costs.

(b)

Reclassification from discontinued operations to continuing operations of the portion of notes receivable that were excluded from the sale of the mining subsidiaries which were previously included in current and non-current assets of discontinued operations.

(c)

Reclassification from discontinued operations to continuing operations of the portion of accrued employee bonuses that were excluded from the sale of the mining subsidiaries which were previously included in current liabilities of discontinued operations.

(d)	Adjustment to remove revenue and expenses for the mining subsidiaries.
(e)	Reclassification of interest income on notes receivable of $15,540 from discontinued operations to continuing operations.
(f)	Reclassification of interest income on notes receivable of $32,983 from discontinued operations to continuing operations.

(g)	Income tax effect of pro forma adjustments calculated using the statutory rate of 34%.

(c)  Exhibits

10-5    Stock Purchase Agreement for St. Cloud Mining Company and The Goldfield Consolidated Mines Company between The Goldfield Corporation and Imagin Minerals, Inc. dated as of December 4, 2002 is incorporated herein by reference to Exhibit 10-5 of Goldfield's Current Report on Form 8-K filed on December 6, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDFIELD CORPORATION
(Registrant)

By: /s/ Stephen R. Wherry Stephen R. Wherry, Vice President, Finance and Chief Financial Officer (Principal Financial Officer), Treasurer and Principal Accounting Officer

Date:   December 18, 2002